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                                              EXHIBIT 24.1


                          POWER OF ATTORNEY
                          -----------------

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Anheuser-Busch Companies, Inc. (hereinafter referred to as the "Company") hereby constitutes and appoints August A. Busch III, Jerry E. Ritter, and JoBeth G. Brown, and each of them acting singly, the true and lawful agents and attorneys, or agent and attorney, with full powers of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned to do any and all things and to execute any and all instruments which said agents and attorneys, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the 1993 Annual Report on Form 10-K of the Company, including specifically, but without limiting the generality of the foregoing, full power and authority to sign the name of each of the undersigned in the capacities indicated below to the said 1993 Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, and to any and all amendments to said 1993 Annual Report on Form 10-K, and each of the undersigned hereby grants to said attorneys and agents, and to each of them singly, full power and authority to do and perform on behalf of the undersigned every act and thing whatsoever necessary or appropriate to be done in the premises as fully as the undersigned could do in person, hereby ratifying and confirming all that said attorneys and agents, or any of them, or the substitutes or substitute of them or of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 23rd day of March, 1994.

             AUGUST A. BUSCH III
      ----------------------------------
            (August A. Busch III)
      Chairman of the Board and
      President and Director
      (Principal Executive Officer)


            JERRY E. RITTER
      -----------------------------------
            (Jerry E. Ritter)
      Executive Vice President - Chief
      Financial and Administrative Officer
      (Principal Financial Officer)
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            GERALD C. THAYER
      -----------------------------------
            (Gerald C. Thayer)
      Vice President and Controller
      (Principal Accounting Officer)

            PABLO ARAMBURUZABALA O.
      -----------------------------------
            (Pablo Aramburuzabala O.)
               Director

            RICHARD T. BAKER
      -----------------------------------
            (Richard T. Baker)
               Director

            ANDREW B. CRAIG III
      -----------------------------------
            (Andrew B. Craig III)
               Director

            BERNARD A. EDISON
      -----------------------------------
            (Bernard A. Edison)
               Director

            PETER M. FLANIGAN
      -----------------------------------
            (Peter M. Flanigan)
               Director

            JOHN E. JACOB
      -----------------------------------
            (John E. Jacob)
               Director

            CHARLES F. KNIGHT
      -----------------------------------
            (Charles F. Knight)
               Director

            VERNON R. LOUCKS, JR.
      -----------------------------------
            (Vernon R. Loucks, Jr.)
               Director

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            VILMA S. MARTINEZ
      -----------------------------------
            (Vilma S. Martinez)
               Director

            SYBIL C. MOBLEY
      -----------------------------------
            (Sybil C. Mobley)
               Director

            JAMES B. ORTHWEIN
      -----------------------------------
            (James B. Orthwein)
               Director

             DOUGLAS A. WARNER III
      -----------------------------------
            (Douglas A. Warner III)
               Director

            WILLIAM H. WEBSTER
      -----------------------------------
            (William H. Webster)
               Director

            EDWARD E. WHITACRE, JR.
      -----------------------------------
            (Edward E. Whitacre, Jr.)
               Director